EXHIBIT 32.1
Certification Pursuant To Section 906 of The Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350
In connection with the Annual Report of Ansoft Corporation (the “Company”) on Form 10-K for the year ended April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Nicholas Csendes, President and Chief Executive Officer of the Company, and Shane Emswiler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 24, 2008

By:	/s/ Nicholas Csendes
Nicholas Csendes
President and Chief Executive Officer

Date: June 24, 2008

By:	/s/ Shane Emswiler
Shane Emswiler
Chief Financial Officer

This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.